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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 90549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.
Date of Report (Date of earliest event reported)    September 26, 1996
                                                 -------------------------------
                           Nerox Energy Corporation
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            (Exact name of registrant as specified in its charter)


      Nevada                           0-18049               91786-3770
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  (State or other jurisdiction         (Commission           (IRS Employer of
     incorporation)                    File Number)          Identification No.)

Registrant's telephone number, including area code  (909) 981-3217
                                                  -----------------------------

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        (Former name or former address, if changed since last report.)
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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          None.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          None.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          None.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          Saddington.Cacciamatta was previously the principal accountants for Nerox Energy Corporation. On September 19, 1996 the firm resigned as accountants.

          Saddington.Cacciamatta's audit report for December 31, 1995 and 1994 and the years then ended was dated May 17, 1996 and contained a paragraph describing a going concern uncertainty. Their audit report for December 31, 1994 and 1993 and the years then ended was dated June 14, 1995 and was unqualified.

          In connection with the audits of the two fiscal years ended December 31, 1995 and the subsequent interim period, there were no disagreements with Saddington.Cacciamatta on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference to the subject matter of disagreement in connection with their report.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          None.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          None.

ITEM 8.   CHANGE IN FISCAL YEAR

          None.


                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereto duly authorized.

                                    NEROX ENERGY CORPORATION

Date: September 26, 1996      By:
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                                 Nicholas E. Ross
                                 President and Chairman of the Board